                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 15, 1997


            GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1994-B
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Minnesota                     33-53527              41-1786620
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(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code: (612) 293-3400
                                                    --------------

                               Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 5.   Other Events.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on July 15, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.    Description
               ------------   -----------

                    99.1 Monthly Report delivered to Certificateholders on July 15, 1997
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 1997


                                   SECUTIZED NET INTEREST MARGIN
                                   TRUST 1994-B

                                   By  GREEN TREE FINANCIAL CORPORATION
                                       as Servicer with respect to the Trust


                                   By: /s/Phyllis A. Knight
                                       ------------------------------
                                       PHYLLIS A. KNIGHT
                                       Vice President and Treasurer
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                             INDEX TO EXHIBITS


Exhibit
Number                                                                      Page
------                                                                      ----
 99.1     Monthly Report delivered to Certificateholders                      5
          on July 15, 1997.